              CTC Cosmetics Holdings Company, Inc. and Subsidiaries





            Pro Forma Condensed Consolidated Financial Statements




                               August 31, 1996
                                      &
                              February 28, 1997








                         LEE & BERG CPAs, L.L.P.

                                                          Unaudited

                   CTC Cosmetics Holdings Company, Inc.


       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                  Contents
                                  --------
                                                                   Pages
                                                                   -----

Unaudited report on Pro Forma Condensed
Consolidated Financial Statements...................................1-2


Unaudited Balance Sheet.............................................3-6


Unaudited Statement of Income.......................................7-8


Notes to Unaudited Pro Forma Condensed
Consolidated Financial Statements...................................8-14

                                 LEE & BERG
                      CERTIFIED PUBLIC ACCOUNTANTS
---------------------------------------------------------------------------
U S Address: 16 Soundview Road, Glen Cove, New York 11542, U.S.A.
          Tel: (516) 676-8017      Fax: (516) 674-8666

Hong Kong Office:  Room 1003, 39 Chatham Road South, TST, Kowloon, Hong Kong
          Tel: (852)2882-5699, 2301-4388    Fax (852) 2504-5336
----------------------------------------------------------------------------


                           Accountants' Opinion


CTC Cosmetic Holdings Company, Inc.
Stockholders and Board of Directors



   We have reviewed the pro forma adjustments reflecting the reverse merger transaction described in Note 1 and the application of those adjustements to the historical amounts in the accompanying pro forma condensed balance sheet of CTC Cosmetics Holdings Company, Inc. as of August 31, 1996 and February 28, 1997 and the pro forma condensed statement of income for the twelve months and six months then ended. These historical condensed financial statements are derived from the historical financial statements of Cao Tian Cosmetic Holdings Limited, which were reviewed by us, and of CTC Cosmetics Holdings Company, Inc., a Delaware corporation, which were reviewed by other accountants, appearing in Note 2. Such pro forma adjustments are based on management's assumptions as described in Note 3. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

   A review is substantially less in scope than an examination, the objective of which is the is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

   The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transaction occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

   Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transaction described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of August 31, 1996 and February 28, 1997 and the pro forma condensed statement of income for the twelve months and six months then ended.


Lee & Berg CPAs, LLP
Glen Cove, New York
April 8, 1997



                                                               Unaudited


           CTC COSMETICS HOLDINGS COMPANY INC AND SUBSIDIARIES

                             UNAUDITED PRO FORMA
                          CONSOLIDATED BALANCE SHEET
                       FOR THE YEAR ENDED AUGUST 31, 1996


                  (Amounts expressed in thousand dollars)

                         Historical  Historical                              Unaudited
                        -----------  ----------                              Pro forma
                                                               Notes to     consolidated
                                                               unaudited  balance sheet of
                         Cao Tian      CTC                     pro forma        CTC
                         Cosmetics   Cosmetics               consolidated    Cosmetics
                         Holdings    Holdings     Pro forma    financial     Holdings
                         Limited    Company,Inc  adjustments  statements  Company Inc.
                        -----------  -----------  -----------  -----------  -----------
Current assets
  Cash and cash                147          461         (461)    Note 3.2          147
    equivalents                                         1800     Note 3.1         1800
  Accounts                   2,256           22          (22)                    2,256
    receivable
  Inventories                2,652          154         (154)                    2,652
                                                      (1,292)                   (1,292)
  Prepayments and                            87          (87)                        0
    deferred
  Other receivables
    current assets              20          102         (102)                       20
                        -----------  -----------  -----------               -----------
Total current                5,075          826         (318)                    5,583
assets
Prepayments                    418                                                 418
Property, plant and         10,919            8           (8)                   10,919
  equipment, net
Long-term
  investment
Note receivable
Other assets                                 34          (34)
                        -----------  -----------  -----------               -----------

Total assets                16,412          868         (360)                   16,920
                        ===========  ===========  ===========               ===========





The notes on pages 9 to 14 form an integral part of the pro forma statements.

                                               Page 3

                                                             Unaudited


                      CTC COSMETICS HOLDINGS COMPANY INC. AND SUBSIDIARIES

                                       UNAUDITED PRO FORMA
                                   CONSOLIDATED BALANCE SHEET
                               FOR THE YEAR ENDED AUGUST 31, 1996


                           (Amounts expressed in thousand dollars)

                         Historical  Historical                              Unaudited
                        -----------  ----------                              Pro forma
                                                               Notes to     consolidated
                                                               unaudited  balance sheet of
                         Cao Tian      CTC                     pro forma        CTC
                         Cosmetic    Cosmetics               consolidated    Cosmetics
                         Holdings     Holdings     Pro forma    financial     Holdings
                         Limited     Company,Inc  adjustments  statements  Company Inc.
                        -----------  -----------  -----------  -----------  -----------

LIABILITIES AND
 SHAREHOLDERS
 EQUITY
--------------------
Current liabilities
  Long-term loans-           3,359                                               3,359
   current portion
  Accounts payable           2,275           68          (68)    Note 3.2        2.275
  Accrued expenses
   and other expenses                       265         (265)
                        -----------  -----------  -----------               -----------
Total current                5,634          333         (333)                    5,634
  liabilities
Long-term loans              1,888                                               1,888
Minority interests             129          309         (309)                      129

Shareholders' equity

Common stock                 7,482          226         (226)                    7,482
                                                         500     Note 3.3          500

Paid-in capital
  Retained earnings          1,279                       508     Note 3.1        1,787
                                                        (500)    Note 3.3         (500)
                        -----------  -----------  -----------               -----------
Total shareholders'
 equity                      8,761          226          282                     9,269
                        -----------  -----------  -----------               -----------


Total liabilities and
 shareholders'
 equity                     16,412          868         (360)                   16,920
                        ===========  ===========  ===========               ===========


The notes on pages 9 to 14 form an integral part of the pro forma statements.
                                                Page 4

                                                             Unaudited


                      CTC COSMETICS HOLDINGS COMPANY INC AND SUBSIDIARIES

                                       UNAUDITED PRO FORMA
                                   CONSOLIDATED BALANCE SHEET
                          FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997


                           (Amounts expressed in thousand dollars)

                         Historical  Historical                              Unaudited
                        -----------  ----------                              Pro forma
                                                               Notes to     consolidated
                                                               unaudited  balance sheet of
                         Cao Tian      CTC                     pro forma        CTC
                         Cosmetic    Cosmetics               consolidated    Cosmetics
                         Holdings    Holdings     Pro forma    financial     Holdings
                         Limited    Company,Inc  adjustments  statements  Company Inc.
                        -----------  -----------  -----------  -----------  -----------
ASSETS
-------------------
Current assets
  Cash and cash                155          461         (461)    Note 3.2          155
   equivalents                                           949     Note 3.1          949
  Accounts                   1,898           16          (16)                    1,898
   receivable
  Inventories                3,092           18          (18)                    3,092
                                                        (627)    Note 3.1         (627)
  Prepayments and                6          209         (209)                        6
   deferred
  Other receivables            620            1           (1)                      620
   current assets
                        -----------  -----------  -----------               -----------
Total current                5,771          705         (383)                    6,093
assets
Prepayments
Property, plant and          7,464            8           (8)                    7,464
  equipment, net
Long-term
  investment
Note receivable
  Other assets                 936           53          (53)                      936
                        -----------  -----------  -----------               -----------
Total assets                14,171          766         (444)                   14,493
                        ===========  ===========  ===========               ===========





The notes on pages 9 to 14 form an integral part of the pro forma statements.
                                                     Page 5


                                                             Unaudited


                      CTC COSMETICS HOLDINGS COMPANY INC AND SUBSIDIARIES

                                       UNAUDITED PRO FORMA
                                   CONSOLIDATED BALANCE SHEET
                          FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997


                           (Amounts expressed in thousand dollars)

                         Historical  Historical                              Unaudited
                        -----------  ----------                              Pro forma
                                                               Notes to     consolidated
                                                               unaudited  balance sheet of
                         Cao Tian      CTC                     pro forma        CTC
                         Cosmetic    Cosmetics               consolidated    Cosmetics
                         Holdings    Holdings     Pro forma    financial     Holdings
                         Limited    Company,Inc  adjustments  statements  Company Inc.
                        -----------  -----------  -----------  -----------  -----------
LIABILITIES AND
  SHAREHOLDERS
  EQUITY
-------------------
Current liabilities
  Long-term loans-           3,724                                               3,724
   current portion
  Accounts payable           1,301          135         (135)    Note 3.2        1,301
  Accrued expenses
   and other expenses        1,239          264         (264)                    1,239
                        -----------  -----------  -----------               -----------
Total current                6,264          399         (399)                    6,264
  liabilities
Long-term loans              1,132                                               1,132
Minority interests                          219         (219)                        0

Shareholders' equity

Common Stock                                 30          (30)                        0
                                                         500     Note 3.3          500
Paid-in capital              5,714          115         (115)                    5,714
Retained earnings            1,061            3           (3)                    1,061
                                                         322     Note 3.1          322
                                                        (500)    Note 3.3         (500)
                        -----------  -----------  -----------               -----------
Total shareholders'
  equity                     6,775          148          174                     7,097
                        -----------  -----------  -----------               -----------
Total liabilities and
  shareholders'
  equity                    14,171          766         (444)                   14,493
                        ===========  ===========  ===========               ===========



The notes on pages 9 to 14 form an integral part of the pro forma statements.

                                                     Page 6


                                                             Unaudited


                      CTC COSMETICS HOLDINGS COMPANY INC AND SUBSIDIARIES

                                       UNAUDITED PRO FORMA
                                CONSOLIDATED STATEMENT OF INCOME
                              FOR THE YEAR ENDED AUGUST 31, 1996


                           (Amounts expressed in thousand dollars)

                         Historical  Historical                              Unaudited
                        -----------  ----------                              Pro forma
                                                               Notes to     consolidated
                                                               unaudited  balance sheet of
                         Cao Tian      CTC                     pro forma        CTC
                         Cosmetic    Cosmetics               consolidated    Cosmetics
                         Holdings    Holdings     Pro forma    financial     Holdings
                         Limited    Company,Inc  adjustments  statements  Company Inc.
                        -----------  -----------  -----------  -----------  -----------

Sales                       17,996          562        1,800     Note 3.1       20,358

Cost of goods sold          12,917          907        1,292     Note 3.1       15,116
Selling and
 administrative              1,928            5                                  1,933
Interest expenses              417          (49)                                   368
Other expenses                 109          (49)                                    60
                        -----------  -----------  -----------               -----------
 Total expenses             15,371          814        1,292                    17,477
                        -----------  -----------  -----------               -----------
Income from operations       2,625         (252)         508                     2,881
 before tax
Provision for tax              394          (40)                                   354
                        -----------  -----------  -----------               -----------
Income from
 continuing
 operations                  2,231         (212)         508                     2,527
Income from dis-
continued operations
Reverse merger
 expenses                                                500     Note 3.3          500
                        -----------  -----------  -----------               -----------
Total assets                 2,231         (212)           8                     2,027
                        ===========  ===========  ===========               ===========



The notes on pages 9 to 14 form an integral part of the pro forma statements.

                                                     Page 7


                                                             Unaudited


                      CTC COSMETICS HOLDINGS COMPANY INC AND SUBSIDIARIES

                                       UNAUDITED PRO FORMA
                               CONSOLIDATED STATEMENT OF INCOME
                         FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997


                           (Amounts expressed in thousand dollars)

                         Historical  Historical                              Unaudited
                        -----------  ----------                              Pro forma
                                                               Notes to     consolidated
                                                               unaudited  balance sheet of
                         Cao Tian      CTC                     pro forma        CTC
                         Cosmetic    Cosmetics               consolidated    Cosmetics
                         Holdings     Holdings     Pro forma    financial     Holdings
                         Limited     Company,Inc  adjustments  statements  Company Inc.
                        -----------  -----------  -----------  -----------  -----------
Sales                        9,489          170          949     Note 3.1       10,608

Cost of goods sold           6,274          125          627     Note 3.1        7,026
Selling and                  1,595          144                                  1,739
  administrative
Interest expenses              327           (8)                                   319
Other expenses                (130)         (16)                                  (146)
  Total expenses             8,065          245          627                     8,938
                        -----------  -----------  -----------               -----------
Income from operations       1,423          (75)         322                     1,670
  before tax
Provision for tax              54                                                   54
Income from
  continuing
  operations                1,369           (75)         322                     1,616
                        -----------  -----------  -----------               -----------
Income from dis-
continued operation     -----------  -----------  -----------               -----------

Reverse merger
  expenses                                               500     Note 3.3          500
Net income                   1,369          (75)        (178)                    1,116
                        ===========  ===========  ===========               ===========




The notes on pages 9 to 14 form an integral part of the pro forma statements.
                                             Page 8


CTC Cosmetics Holdings Company Inc.                              Unaudited
Notes to the unaudited pro forma financial statements-August 31, 1996 and February 28, 1997
---------------------------------------------------------------------------


Note 1  The reverse merger transaction

   On March 21, 1997, CTC Cosmetics Holdings Company, Inc. formerly known as The Westwind Group, Inc. (the "Company" or "Registrant"), a Delaware corporation consummated a reverse merger transaction, whereby the Registrant acquired all of the issued and outstanding shares of CTC Cosmetics Holding
(BVI) Co. Ltd. a British Virgin Islands corporation ("CTC Cosmetics") which operating subsidiary is Cao Tian Cosmetic Holdings Limited, a Sino-foreign joint venture, in exchange for the issuance by the Registrant of 9,000,000 post-split shares of restricted common stock to CTC Cosmetics shareholders pursuant to the Agreement and Plan of Reorganization, as amended (the "Agreement"), dated as of March 21, 1997, by and between the Registrant and CTC Cosmetics (the "Closing").

   The Registrant develops, manufactures and markets skin and hair care products, cosmetics, and cosmetic related chemical ingredients primarily for sale in the People's Republic of China and South East Asia.

   Under the relevant terms of the Agreement, the Registrant undertook a reverse split of its common stock, whereby 1 share of common stock was issued in exchange for 12.93 shares of common stock. Immediately prior to the share exchange, there were approximately 500,000 post-reverse split shares of the Registrant's common stock issued and outstanding. Pursuant to the terms of the Agreement for Divisive Reorganization, which was also executed at the Closing, the Registrant's two existing subsidiaries were spun off from the Registrant to its majority shareholders in exchange for such majority shareholders' cancellation of a total of 960,912 pre-split shares of common stock of the Registrant. As a result of the acquisition, there were approximately 9,500,000 shares of Common Stock issued and outstanding as of the Closing date.

   The condensed consolidated balance sheet and accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on CTC Cosmetics and the Company, Inc. as of that date and assumes the acquisition took place one year earlier. The condensed consolidated statements of income for the year ended August 31, 1996 is based on the historical statements of income of the Company and CTC Cosmetics for that period. The pro forma condensed consolidated statements of income assume the acquisition took place on October 1, 1995. The pro forma condensed consolidated financial statements may not be

Refer to report on page 1

CTC Cosmetics Holdings Company Inc. and Subsidiaries            Unaudited
Notes to the unaudited pro forma financial statements-August 31, 1996 and February 28, 1997
---------------------------------------------------------------------------

indicative of the actual results of the reverse merger. In particular, the pro forma condensed consolidated financial statements are based on management's estimate of possible sales impact of the reverse merger.

   The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and CTC Cosmetics

   The pro forma statements should assist investors in analyzing the future Prospects of the Registrant, because they illustrate the possible scope of the change in the Registrant's historical financial position and results of the operations caused by the merger transaction.


Note 2  Review of CTC Cosmetics Holdings Company Inc. financial statements.

   The financial statements ended August 31, 1996 of CTC Cosmetics Holdings Company Inc. have been reviewed by another CPA firm; Pritchett, Siler & Hardy, PC.

Note 3  Description of pro forma adjustments.

Note 3.1  Management assumption on the impact of the reverse merger.

   Management believes that had the reverse merger occurred at one year earlier the total sales amount may be increased by a 10%, which is directly due to the benefit of such a merger.

Note 3.2  Acceptance of no assets and liabilities.

   Pursuant to the Plan of Reorganization Agreement dated on March 21, 1997, by and between the Company and certain CTC Cosmetics' shareholders, and the Agreement for Divisive Reorganization, the Company's assets and liabilities were spun off from the Company to its majority shareholders.

Note 3.3  Cost of the reverse merger.

   The management indicated that additional 1,155,600 shares of CTC Cosmetics Holding Company, Inc. were issued in connection with the reverse merger. In additional, The Company obtained a financing at the merger pursuant to which convertible debentures were sold to two overseas financial institutions to raise $ 500,000.

Refer to report on page 1

CTC Cosmetics Holdings Company Inc. and Subsidiaries              Unaudited
Notes to the unaudited pro forma financial statements-August 31, 1996 and February 28, 1997
---------------------------------------------------------------------------

Note 3.4  Principal Accounting Policies for CTC Cosmetics Holding Company,
Inc.

  (a)  Property, plant and equipment

     Fixed assets are recorded at cost. Depreciation is calculated to write off their cost (after deducting the scrap value) on the straight line basis over their expected useful lives. The useful lives used for these purposes are:
          Buildings                                 30 years
          Machinery, equipment and others            8 years

  (b)  Inventories

     Inventories are stated at the lower of cost or market value. Cost includes direct materials, direct labor and an appropriate proportion of manufacturing overhead.

  (c)  Accounts Receivable

     A provision has been made against accounts receivable to the extent which they are considered to be doubtful. Accounts receivable on the balance sheet are stated net of such provisions.

  (d)  Foreign Currency Translation

     The company maintains its books and records in PRC currency (RMB) and translates the RMB currency into United States dollars. Foreign currency transactions are translated into United States dollars at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at the applicable rates prevailing at the balance sheet date. Exchange differences resulting from the above translation policy are included in the statement of income.

  c)  Income Taxes

     Current income tax is provided at the applicable tax rates on the



Refer to report on page 1

CTC Cosmetics Holdings Company Inc. and Subsidiaries              Unaudited
Notes to the unaudited pro forma financial statements-August 31, 1996 and February 28, 1997
---------------------------------------------------------------------------

estimated taxable income of the Company determined in accordance with the relevant income tax laws.

   Deferred income taxes are proded using the liability method under Statement of Financial Accounting Standards No. 109. "Accounting for Income Taxes". Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement basis of assets and liabilities. The tax consequences of these differences are classified as current or non-current based on the classification of the related asset or liability for financial reporting.

  (f)  Cash and Cash Equivalents

     Cash and short-term highly liquid investments which are readily convertible into cash and have an original maturity of three months or less at the date of acquisition, are classified as cash and cash equivalents.

  (g)  Banking Practice

     It is a general banking practice in PRC that banks grant loans to customers on a revolving basis. Normally, each loan term is for a period of less than one year.

  (h) Due to market demand, the company has been in an expansion mode by building offices. Construction, when completed is re-classified as a building under Fixed assets.

  (i)  Basis of Consolidation

     The accompanying consolidated financial statements include the accounts of CTC Cosmetics Holdings Company, Inc. and its subsidiary CTC Cosmetics Holding (BVI) Company Ltd.

  (j)  Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and


Refer to report on page 1

CTC Cosmetics Holdings Company Inc. and Subsidiaries              Unaudited
Notes to the unaudited pro forma financial statements-August 31, 1996 and February 28, 1997
---------------------------------------------------------------------------


accompanying notes.  Actual results could differ from those estimates.

  (k)  Revenue Recognition

     Product sales revenue is recognized upon transfer of title to goods.

  (l)  Fiscal Year

     The Company adopts the fiscal year which ends on August 31 for its financial reporting purposes.

Note 3.5  Income Tax

     In accordance with the relevant income tax laws applicable to foreign joint venture companies established in the PRC, the Company is entitled to full exemption from income tax for two years from the first profit-making year of operations, followed by a 50% reduction in tax rate for the next three years.

Note 3.6  Short Term Bank Loans

     For interest rate control purposes, it is the PRC banking practice to give customer loans for a period normally less than one year. However, the. loan upon maturity can be automatically rolled-over on a revolving basis in the following year, upon re-application of the same loan.

Note 3.7  Stock

     There are 50,000,000 shares of common stock with par value
US$0.04/share authorized, and 9,500,000 shares are outstanding.

Note 3.8  Commitments and Contingencies.

  (a) The Company owns its buildings and therefor has no office rental commitments.

  (b) All material contingencies are properly reflected in the financial statement.

Note 3.9  Information by Industry Segment and Geographic Region.

Refer to report on page 1

CTC Cosmetics Holdings Company Inc. and Subsidiaries               Unaudited
Notes to the unaudited pro forma financial statements-August 31, 1996 and February 28, 1997
---------------------------------------------------------------------------

     Currently, all of the Company's sales are made in Asia with a majority of these sales in the PRC.








Refer to report on page 1